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SANFRANCISCO TECHNOLOGY
LICENSE AGREEMENT

License Reference Number:
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AGREEMENT between INTERNATIONAL BUSINESS
MACHINES CORPORATION, a New York corporation

("IBM"), and                     QAD Inc.
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              (Please print YOUR organization's full business name)

                          a Delaware Corporation
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    (Please print the city or county where YOU are incorporated or otherwise authorized to do business)


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               (Please print type of business entity)

("YOU" or "YOUR").

IBM has certain programming code and technical information that is designed to be used for building computer application programs and certain patents and patent applications covered by such programming code and technical information. IBM wishes to license Version 1, including Releases and modifications thereof, of such programming and technical information, listed by product No., in ATTACHMENT A (the "SanFrancisco Product"), and patents (defined hereinbelow) to YOU for the purpose of YOUR creating further software products to be licensed by YOU to YOUR Customers.

YOU wish to receive certain licenses with respect to the SanFrancisco Product for the aforesaid purposes.

In consideration of the premises and the mutual covenants contained in this Agreement and its attachments IBM and YOU agree as follows:

Section 1.     DEFINITIONS
1.1 "APPLICATION DEVELOPMENT INFORMATION" shall mean the files listed in the file named LICENSE.TXT which is located in the root directory of the CD-ROM and in the ...com/ibm/sf/doc/ relative directory that results from the installation of the SanFrancisco Product on YOUR computer where ... is the prefix directory determined at install time by user specification of directory preference and/or specific platform requirements under Section E, "Application Development Information." The contents of these lists and subdirectories may be updated by IBM from time to time.

1.2 "BASE" shall mean the Code and Documentation listed in the file named LICENSE.TXT which is located in the root directory of the CD-ROM and in the
 ...com/ibm/sf/doc/ relative directory that results from the installation of the SanFrancisco Product on YOUR computer where ... is the prefix directory determined at install time by user specification of directory preference and/or specific platform requirements, under Section C, "Reshippable Materials List," sublist 1. The contents of these lists and subdirectories may be updated by IBM from time to time.

1.3 "CD-ROM" shall mean a CD-ROM on which the SanFrancisco Product, or any portion thereof is distributed.

1.4 "CODE" shall mean computer programming code. Except as otherwise specified, Code shall include Source Code and Binary Code.
(a) "BINARY CODE" shall mean Code including but not limited to Java byte Code and Object Code in a form that is indirectly or directly executable by a computer, and is not readable or understandable by a programmer of ordinary skills.
(b) "OBJECT CODE" shall mean Code substantially or entirely in binary form, and includes header files of the type necessary for use or inter operation with other computer programs. It is intended to be directly executable by a computer after processing or linking, but without interpretation, compilation or assembly.
(c) "SOURCE CODE" shall mean Code in a form which when printed out or displayed is readable and understandable by a programmer of ordinary skills. It includes procedural and object oriented Code with associated comments describing the operation of the Code.

1.5 "CORE BUSINESS PROCESSES" or "CBP" shall mean the information and files listed in the file named LICENSE.TXT which is located in the root directory of the CD-ROM and in the ...com/ibm/sf/doc/ relative directory that results from the installation of the SanFrancisco Product on YOUR computer where ... is the prefix directory determined at install time by user specification of directory preference and/or specific platform requirements under Section C, "Reshippable Materials List," sublist 2. The contents of these lists and subdirectories may be updated by IBM from time to time.

1.6 "CUSTOMER" shall mean an end user authorized to use Your Product for such end user's internal productive use and not for remarketing or sublicensing.

1.7 "DERIVATIVE WORK" shall mean a work based upon one or more preexisting works that would be a copyright infringement if prepared without the authorization of the copyright owners of the preexisting work. Derivative Works are subject to the ownership rights and licenses of others in the preexisting work.

1.8     "DISTRIBUTORS" shall mean business entities used to distribute Your
Product.

1.9 "EFFECTIVE DATE" shall mean the date on which IBM has signed and dated this Agreement.

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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1.10    "ERROR" shall mean any mistake, problem, or defect that causes
Licensed Binary Code in Your Product to malfunction.

1.11 "FIXPACKS" shall mean revisions that correct Errors or provide small programming enhancements.

1.12    "FUTURES PERIOD" shall be three years starting from the Effective
Date.

1.13 "IBM PATENTS" shall mean all patents (but not including any design patents or registrations) of IBM:
(a) issued or issuing on patent applications entitled to an effective filing date prior to the expiration of the Futures Period or to the termination or expiration of this Agreement, whichever comes first;
(b) which, but for this Agreement, would be infringed by YOUR making, using, importing, offering for sale, leasing, selling or otherwise transferring Your Product in the country in which such patent exists; and
(c) under which patents or the applications therefor IBM or any of its Subsidiaries now has, or hereafter obtains, the right to grant licenses to YOU of or within the scope granted herein without such grant or the exercise of rights thereunder resulting in the payment of royalties or other consideration by IBM or its Subsidiaries to third parties (except for payments between IBM and its Subsidiaries, and payments to third parties for inventions made by said third parties while employed by IBM or any of its Subsidiaries).

IBM Patents shall include said patent applications, continuations in part of said patent applications, and any patents reissuing on any of the aforesaid patents.

1.14 "IHS PRODUCT" shall mean an Information Handling System or any instrumentality or aggregate of instrumentalities (including, without limitation, any component, subassembly, computer program or supply) designed for incorporation in an Information Handling System. Any instrumentality or aggregate of instrumentalities primarily designed for use in the fabrication (including testing) of an IHS Product licensed herein shall not be considered to be an IHS Product.

1.15 "INFORMATION HANDLING SYSTEM" shall mean any instrumentality or aggregate of instrumentalities primarily designed to compute, classify, process, transmit, receive, retrieve, originate, switch, store, display, manifest, measure, detect, record, reproduce, handle or utilize any form of information, intelligence or data for business, scientific, control or other purposes.

1.16 "INTERNAL PRODUCTION USE" shall mean any use of the SanFrancisco Product or Your Product other than for the purposes of developing prototypes or application programs.

1.17 "KNOW-HOW" shall include but not be limited to the information contained in the files listed in the file named LICENSE.TXT which is located in the root directory of the CD-ROM and in the ...com/ibm/sf/doc/ relative directory that results from the installation of the SanFrancisco Product on YOUR computer where "..." is the prefix directory determined at install time by user specification of directory preference and/or specific platform requirements under Section D, entitled "IBM's Know-How." The contents of these lists and subdirectories may be updated by IBM from time to time. Know-How shall also include files, documents, summaries and other tangible items labeled as described in Section 3.1.

1.18 "LICENSED CODE" shall mean all Code licensed by IBM to YOU in the SanFrancisco Product. Except as otherwise specified, Licensed Code shall include Licensed Source Code and Licensed Binary Code.
(a) "LICENSED BINARY CODE" shall mean Binary Code included in the
    SanFrancisco Product.
(b) "LICENSED SOURCE CODE" shall mean Source Code included in the
    SanFrancisco Product.

1.19    "LICENSED MATERIALS" shall mean Licensed Technology and Licensed Code.

1.20 "LICENSED TECHNOLOGY" shall mean Know-How, Application Development Information and other technical information provided to YOU by IBM which is incorporated in, or used in the design or provision of Your Product. Licensed Technology does not include any Licensed Code.

1.21 "LICENSE REFERENCE NUMBER" shall mean a number assigned by IBM in accordance with Section 8.1, and used to track and identify YOUR SanFrancisco Technology License Agreement and all communications by YOU to IBM in connection therewith.

1.22 "MAINTENANCE SERVICES" shall mean any service that redistributes revisions to the SanFrancisco Product or provides revisions to Your Original Code within Your Product, where such revisions correct Errors or provide small programming enhancements.

1.23 "PUBLICLY ACCESSIBLE NETWORK" or "PAN" shall mean any configuration of data processing devices and software adapted for information exchange that is accessible for use by the public or other users unaffiliated with YOU, with or without payment of subscription fees or other charges.

1.24 "RELEASE" shall mean the distribution via CD-ROM of a SanFrancisco Product containing new software functions, enhancements to existing software functions, new or enhanced tools, and/or additional reference material.

1.25 "SPECIFICATIONS" shall mean the document entitled SanFrancisco Licensed Program Specifications.

1.26 "SPECIFIED OPERATING ENVIRONMENT" shall mean the machines and programs with which the SanFrancisco Product is designed to operate, as described in the applicable Specifications.

1.27    "SUBSIDIARY" shall mean a corporation, company or other entity:
(a) more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, now or hereafter, owned or controlled, directly or indirectly, by a party hereto; or
(b) which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or


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     unincorporated association, but more than fifty percent (50%) of whose ownership interest representing the right to make the decisions for such corporation, company or other entity is now or hereafter owned or controlled, directly or indirectly, by a party hereto, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

1.28 "TRADEMARKS" shall mean the common law and registered trademarks listed in ATTACHMENT B.

1.29 "TRADEMARK USAGE GUIDELINES" shall mean the guidelines providing for the use and display of the Trademarks. The current Trademark Usage Guidelines are set forth in ATTACHMENT C.

1.30 "VERSION" shall mean new and enhanced products based upon one or more existing SanFrancisco Products, distributed via CD-ROM and containing significant new software functions, enhancements, new or enhanced tools and/or additional reference materials. A Version may include multiple Releases. A new Version shall be identified by new product and Version numbers.

1.31 "YOUR ORIGINAL CODE" shall mean Code created by YOU, or YOUR subcontractors, to which YOU have a right to grant use licenses to others. Your Original Code may include Code created or owned by third parties.

1.32 "YOUR PATENTS" shall mean all patents (but not including any design patents or registrations) of YOURS:

(a) issued or issuing on patent applications entitled to an effective filing date prior to the expiration of the Futures Period or to the termination or expiration of this Agreement, whichever come first; and

(b) under which patents or the applications therefor YOU or any of your Subsidiaries now has, or hereafter obtains, the right to grant licenses to IBM of or within the scope granted herein without such grant or the exercise of rights thereunder resulting in the payment of royalties or other consideration by YOU or your Subsidiaries to third parties (except for payments between YOU and your Subsidiaries, and payments to third parties for inventions made by said third parties while employed by YOU or any of your Subsidiaries).

Your Patents shall include said patent applications, continuations in part of said patent applications, and any patents reissuing on any of the aforesaid patents.

1.33 "YOUR PRODUCT" shall mean a computer application program that is licensed or otherwise distributed to end users for use by such end users and that contains Licensed Code or was developed using Licensed Technology, or contains, incorporates, invokes, calls, or otherwise causes execution of any version of the Licensed Code, or any portion thereof. Your Product shall include Maintenance Services, but shall not include any other services.

1.34 "YOUR PRODUCT REVENUE" shall mean the gross revenue obtained by YOU from the licensing or other distribution of Your Products. In no event, however, shall Your Product Revenue be less than 60% of the total revenue obtained by YOU from the licensing or other distribution of Your Product and other products and/or services related to or associated with the SanFrancisco Product. Notwithstanding the foregoing, the following shall not be considered Product or Services related to or associated with the SanFrancisco Products:

(a)  Sales of computer hardware that are separately invoiced at market prices

(b) Products that call SanFrancisco through an IBM Application Program Interface (API) solely for purposes of co-existence of complementary non-SanFrancisco and SanFrancisco based applications

(c) Services revenue for education, project management, e-business consulting, end-user training OR any services related to the non-SanFrancisco based products referenced above in clause (b).

1.35 "YOUR PRODUCT SELLING PRICE" shall mean the bona fide gross selling price, after prompt payment discounts (not to exceed 3%) and quantity discounts actually allowed, at which YOU license or otherwise distribute or provide Your Product, subject to the following:

(a) If Your Product was not separately itemized and priced and was incorporated in other items (whether or not said other item was also Your Product), Your Selling Price shall be the price at which YOU so provided such other item.

(b) If YOU sell or provide identical versions of Your Products at more than one such price, Your Product Selling Price shall mean the total revenue with respect to each of such identical ones of Your Products from said sales in the relevant accounting period divided by the number of Your Products sold in said period.

SECTION 2.        LICENSE GRANTS AND RESTRICTIONS

2.1 Within thirty (30) days after execution of this Agreement, IBM shall furnish to YOU, via Your Technical Coordinator as identified in Section 8.3, one copy of the CD-ROM containing Licensed Materials. IBM further agrees to furnish to YOU a reasonable number of additional copies of the CD-ROM containing Licensed Materials within thirty (30) days of YOUR request for such additional copies. IBM hereby authorizes YOU to download further Licensed Materials which may be located via the URL http://www.software.ibm.com/ad/sanfrancisco on the Internet. Any materials received pursuant to this Agreement and not expressly rejected by YOU within thirty (30) days of receipt shall be deemed accepted.

2.2 YOU may not use the licenses granted herein internally or make them available to YOUR affiliates for such internal use, without first purchasing additional licenses.

2.3 Subject to the provisions of Sections 3 and 6, IBM grants to YOU a nonexclusive, nontransferable, worldwide

(a) know-how license to use the Licensed Materials internally for the sole purpose of enabling YOU to develop Your Product based upon the Licensed Technology;

(b) copyright license to prepare Derivative Works based upon the Licensed Technology for the sole purpose of expressing to YOUR Customers how to use Your Product; provided, however, that YOU distribute copies of such Derivative Work only in combination with Your Products;


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(c)  copyright license to prepare Derivative Works based upon the Application
     Development Information, and to reproduce and distribute the Application Development Information internally for the purposes of developing, preparing and providing Your Products based on the SanFrancisco Product; and

(d) subject to Section 3.2, right to prepare Derivative Works of the Know-How and reproduce, distribute, perform and display such Derivative Works internally.

(e) right to distribute to Customers and Distributors, perform and display externally Binary Code versions of Derivative Works of Source Code included in Know-How.

Notwithstanding the foregoing, no right is granted to you to extend the use of Your Product to others on a PAN. Any such use shall be the subject of a separate license agreement with IBM.

2.4 Subject to the provisions of Sections 4 and 6, IBM grants to YOU and YOUR Distributors a nonexclusive, nontransferable, worldwide copyright license to reproduce and distribute copies of the Base in combination with significant amounts of Your Original Code (as required by Section 4.1(a)) included in Your Product and distribute such copies, as part of Your Product, to Customers and Distributors and not as a stand-alone product.

2.5 During the term of this Agreement only, and subject to YOUR full compliance with the terms and conditions of this Agreement, IBM licenses YOU to make, use, import, offer to sell, lease, sell or otherwise distribute Your Products under any patent (including divisions, continuations, reissues and corresponding patents of other countries) issuing from the IBM Patents which are necessarily infringed, and which infringement arises solely and exclusively from, YOUR use of the Licensed Technology pursuant to Sections 2.2(a), 2.2(d), 2.3 and 2.4 and/or YOUR licensed use of the Licensed Code pursuant to Sections 2.3 and 2.4. YOUR rights under this Section 2.5 are personal, nonassignable and nontransferable.

2.6 With the exception of the rights granted in Sections 2.2, 2.3, 2.4, 2.5, 2.7 and 11.1, no license or other right is granted by IBM to YOU under this Agreement, either directly or by implication, estoppel, or otherwise, under any other intellectual property rights including patents, trademarks, copyrights (including, but not limited to, the right to prepare Derivative Works), registered semiconductor mask works, know-how or trade secrets.

2.7 The licenses granted herein include the right for YOU to sublicense YOUR Subsidiaries and the right of such sublicensed Subsidiaries to sublicense other Subsidiaries of YOURS. Each Subsidiary so sublicensed shall be bound by the terms and conditions of this Agreement as if it were named herein in the place of YOU, provided that YOU shall pay and account to IBM for royalties hereunder in respect of the exercise by any Subsidiary of any sublicense granted to it hereunder. Any sublicense granted to a Subsidiary shall terminate on the earlier of the date such Subsidiary ceases to be a Subsidiary or the date this Agreement terminates or expires.

2.8 YOU shall have a right to license third parties to prepare Derivative Works of Your Product(s) if such third party licensees have obtained a license to prepare Derivative Works of the SanFrancisco Product from IBM.

SECTION 3.        KNOW-HOW; NONDISCLOSURE

3.1 All documents, resumes and other tangible items containing Know-How shall be clearly marked with the words "KNOW-HOW" or a similar restrictive legend. IBM does not wish to receive any information considered confidential by YOU. In the event this becomes necessary, the parties will enter into a separate agreement with respect to such information. All information received from YOU that is not subject to a separate agreement shall be considered as nonconfidential information.

3.2 Subject to the provisions of Sections 3.4 and 3.5, for a period of twenty
(20) years from the date of each receipt of Know-How, YOU shall use the same care and discretion to avoid disclosure, publication or dissemination of such received Know-How as YOU use with information of YOUR own that YOU do not wish to publish, disclose or disseminate.

3.3 Subject to the provisions of Sections 3.4 and 3.5, for a period of five (5) years from the Effective Date, YOU shall use the same care and discretion to avoid disclosure, publication or dissemination of ATTACHMENT D of this Agreement, as YOU use with information of YOUR own that YOU do not wish to publish, disclose or disseminate.

3.4 Disclosure by YOU of Know-How is permissible if:

(a) such disclosure is in response to a valid order of a court or other governmental body or otherwise required by law. YOU, however, will give IBM prompt notice to allow IBM a reasonable opportunity to obtain a protective order; or

(b)  such disclosure is to other Know-How licensees of the SanFrancisco
     Product. It shall be YOUR sole responsibility to determine if a third party is a licensee of such Know-How. YOU shall have absolute liability for any damages to IBM caused by YOUR malfeasance or misfeasance in disclosure to a third party.

3.5 The obligations specified in Sections 3.2 and 3.3 shall not apply to any information that:

(a) is already in YOUR possession or the possession of any of YOUR Subsidiaries without obligation of confidence;

(b)  is independently developed by YOU or any of YOUR Subsidiaries;

(c)  is or becomes publicly available without breach of this Agreement;

(d) is rightfully received by YOU from a third party without obligation of confidence; or

(e)  is released for disclosure by IBM with its written consent.

3.6 Upon any termination of this Agreement pursuant to Sections 9.1, 9.2 or 9.3, YOU shall promptly return to IBM or destroy all documents and other tangible items containing Know-How and/or Licensed Materials in the possession of YOU or YOUR sublicensed Subsidiaries.

SECTION 4.        YOUR OBLIGATIONS

4.1 YOU shall:

(a) integrate the Licensed Code into Your Product such that in IBM's discretion Your Product is substantially different from, and includes the addition of valuable function in addition to that contained in the Licensed Code
     PER SE;


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(b)  provide the Licensed Code in Binary Code form only under YOUR license agreement as part of the Your Product;

(c)  not remove IBM copyright and other notices from the Licensed Code;

(d) use all commercially reasonable efforts to ensure that all YOUR employees comply with the terms of this Agreement;

(e) not make any representations or warranties on behalf of IBM about IBM or the Licensed Materials;

(f) not reverse assemble, reverse compile or translate any Binary Code except as permitted by law without the possibility of contractual waiver;

(g) not insert, delete, replace, change or otherwise alter any files in the directories and subdirectories of the SanFrancisco Product;

(h) not modify, change or otherwise alter the directory structure of the SanFrancisco Product;

(i) not modify, change, prepare Derivative Works of or otherwise alter any Binary Code files included with the SanFrancisco Product; and

(j) provide sufficient support, service and documentation to YOUR Customer to eliminate any right, permission or authorization your Customer may have in the absence of such support, service and documentation under the national or regional law of the places where YOU or YOUR Customer do business to reverse assemble, reverse compile or translate Your Product.

4.2 For Your Product that may be distributed in the U.S. or to U.S. Government users, YOU will include on Your Product:

(a)  a copyright notice in the form specified by 17 U.S.C. Chapter 4; and

(b) a U.S. Government user limited and restricted rights notice that complies with DFAR 227.7202 for military agencies and F.A.R. 12.212 for civilian agencies.

4.3 At IBM's request, YOU will provide to IBM for review and approval copies of YOUR standard form and variations of YOUR standard form license agreements used to license Your Product. YOU will obtain the Customer's assent (either by signature or by any other legally enforceable means) to YOUR license agreements all of which shall include the substance of the following:

(a) authorization to use, execute, perform, and display and to make one copy of Your Product for backup or archival purposes only;

(b) subject to Section 2.8, prohibition from any preparation of derivative works, or modifying of Your Product or sublicensing, distributing, leasing, renting, or otherwise transferring Your Product;

(c) prohibition from copying Your Product unless the Customer has been licensed to do so by YOU;

(d) direction to destroy all copies of Your Product, other than one archival copy, within one month after license termination;

(e) prohibition from reverse assembling, reverse compiling or translating Your Product except as permitted without the possibility of contractual waiver by the national or regional law of the places where YOU or YOUR Customer do business; and

(f)  statements that:

     (1) Your Product is copyrighted and licensed; it is not sold, YOU do not pass title to Your Product;

     (2) Your Product may contain materials licensed by a third party and YOU have assumed responsibility for these materials and their use in Your Product;

     (3) third party suppliers disclaim all implied warranties, including the implied warranties of noninfringement, merchantability and fitness for a particular purpose; and

     (4) limit liabilities to a reasonable amount and state in comparable words, "The collective liabilities of the seller/licensor's third party suppliers shall be limited to no more than one hundred thousand ($100,000.00) dollars and is subject to all other limitations of liabilities described in this agreement. Third party suppliers disclaim all liability for consequential or other indirect damages. The third party supplier is an intended beneficiary of the limitations and disclaimers and the limitation of liabilities for seller/licensor and its third party suppliers are not cumulative."

4.4 YOU agree to notify IBM within ten (10) business days if YOU become aware of any acts of infringement of the IBM Patents or copyright infringement of the Licensed Materials.

Section 5.     TECHNICAL SUPPORT

5.1    IBM shall provide orientation materials on the CD-ROM.

5.2 During the Futures Period at no additional charge to YOU (other than the payments specified in Sections 6 and 5.6 of this Agreement), and provided that YOU have registered with IBM, IBM shall through its Internet website, provide access to:

(a)  a frequently asked questions (FAQ) file;

(b)  a Hints and Techniques (HAT) file;

(c)  technical road maps and papers;

(d) downloadable Fixpacks for the Version and Release of the SanFrancisco Product that is then being distributed to the public by IBM (hereinafter the "Then Current Version and Release");

(e) downloadable Fixpacks for the Version and Release of SanFrancisco Product immediately previous to the Then Current Version and Release for a period of one hundred and eighty (180) days after public availability of the Then Current Version and Release; and

(f) a public forum. IBM shall have no obligation whatsoever to respond to any questions posted on such public forum.

Registration and further instructions on how to access the foregoing electronic support services may be obtained via the URL http://www.software.ibm.com/ad/sanfrancisco on the Internet.

5.3 IBM shall have no obligation: to provide technical assistance except as set forth in Sections 5.1 and 5.2; to provide technical assistance to YOUR Customers; and/or to have direct contact with any of YOUR Customers. In no event shall any information provided by YOU to IBM under this Section 5 be deemed confidential information or Know-How of YOU or any third party.

5.4 IBM shall use commercially reasonable efforts to perform its obligations under Sections 5.1 and 5.2. In no event shall IBM be liable on account of any technical information provided pursuant to this Section 5, or its inability to provide technical assistance.



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5.5    YOU shall be responsible for all service to YOUR Customers.

5.6 IBM shall provide the technical support set forth in Section 5.2 until eighteen (18) months from the Effective Date. IBM will thereafter provide such technical services during immediately successive periods of 12 month duration, only so long as the total royalties paid by YOU pursuant to Section 6 in respect of the four quarterly accounting periods immediately preceding each such successive periods of 12 month duration equal or exceed $3,600; PROVIDED, HOWEVER, if such total royalties do not equal or exceed $3,600, then YOU will pay the difference between $3,600 and royalties actually paid in respect of such four quarterly accounting periods, which payment is due within thirty days of the end of the last of such four quarterly accounting periods.

Section 6.     PAYMENTS

6.1 As partial consideration for the licenses granted by IBM to YOU in Sections 2.2, 2.3, 2.4, 2.5, 2.7 and 11.1, YOU shall pay, as hereinafter provided, royalties to IBM in respect of each Your Product licensed by YOU or YOUR sublicensees for use by end-users or used for Internal Production Use.

6.2 YOU shall pay IBM running royalties calculated as a percentage ("Royalty Rate") of Your Product Revenue as set forth in ATTACHMENT D. If YOU ship product that uses Base and/or provides Maintenance Services, YOU shall pay royalties under Rate Code A. If YOU ship product that uses both Base and CBP or CBP alone, YOU shall pay royalties under Rate Code B. Your Product Revenue Step shall be determined in accordance with the year to date (YTD) amount of Your Product Revenue (in U.S. dollars) for all of Your Products which use the Licensed Code ("Your Product Revenue Step"). Your Product Revenue shall be calculated starting at zero as of January 1 of each year in which royalties are due IBM. A royalty must be paid in respect of each Your Product Revenue Step in Attachment D. A royalty must be paid in respect of each Your Product Revenue Step before a reduced royalty is available for the next subsequent Your Product Revenue Step.

(a) YOU may create Derivative Works of programs obtained from third parties who are also licensed by IBM to create works based upon the SanFrancisco Product ("Other Company"). In such event, YOU may deduct from Your Product Revenue payments made to such Other Company and on which royalties were paid to IBM by such Other Company under a SanFrancisco Technology License Agreement for their products upon which Your Product is based.

In no case, shall the "Royalty Rate" in ATTACHMENT D be increased by more than 20% for a period of five years from the Effective Date of this Agreement without the mutual consent of YOU and IBM.

6.3 Royalties payable pursuant to Section 6.1 shall accrue when Your Product is first sold, licensed or otherwise distributed (internally or externally). A quarterly accounting period shall end on the last day of each March, June, September and December during the term of this Agreement. Within thirty (30) days after the end of each such period, YOU shall furnish to IBM a written report certified by YOU, one of YOUR officers or another individual authorized to legally bind YOU, in the forms set forth in ATTACHMENT E and ATTACHMENT F. In respect to each of Your Products in addition to YOUR Name, License Reference Number, Date of the Report and Period covered, the Statement of Royalty Form of ATTACHMENT E shall specify:

(a) the name of Your Product for which royalties are being paid, including a type number or other description that uniquely describes the product (Column 1);

(b) revenue for Your Product during the accounting period. You shall enter the total revenue for the accounting period and the year to date (YTD) total revenue for all SanFrancisco based products licensed or otherwise distributed by YOU at the bottom of the column. If YOU are paying royalties for Your Product based upon Other Company products pursuant to
     Section 6.2(a), revenue shall be calculated using the worksheet of ATTACHMENT F (Column 2). Otherwise, the revenue for Your Product shall be calculated as the product of Column 3 and Column 5;

(c) the number of copies of Your Product, exclusive of copies licensed or otherwise distributed at no charge and reported in accordance with
     Section 6.3(d), licensed or otherwise distributed to Distributors or directly to Customers or otherwise indirectly to Customers by YOUR sublicensees (Column 3);

(d) the number of copies of Your Product licensed or otherwise distributed without charge or other payment to YOUR Customers (Column 4);

(e)  the Licensed Product Selling Price per copy of such Your Product
     (Column 5);

(f)  identification of the Rate Code at which royalties are being paid
     (Column 6);

(g)  the applicable royalty rate (Column 7);

(h)  the amount of royalties due (Column 2 multiplied by Column 7);

(i)  Section 5.6 fee due if any; and

(j) the total due for all of Your Product(s) and any Section 5.6 fee which shall be entered at the bottom of the column.

YOU shall pay IBM the royalty payment within 30 days of each quarterly accounting period ending March, June, September and December, for Your Products for which payment has been received by YOU. Royalty payments will be made within 120 days of each quarterly accounting period ending March, June, September and December, regardless of payment received for Your Products that have been sold, licensed or otherwise distributed. Payments should be made concurrently with the submission of your royalty report.

With respect to each copy licensed without charge, YOU shall, on or before the end date of the next quarterly accounting period, either (a) charge the Customer based on Your Product Selling Price and remit royalty payment in due course' (b) terminate each such Customer's license with respect to such copy, or (c) treat such copies as sold at Your Selling Price and pay royalties on such copies in accordance with Section 6.2.

6.4 If YOU are paying royalties to IBM for Your Product based upon Other Company products pursuant to Section 6.2(a) YOU shall have the following additional reporting obligations which together with YOUR Name, License

Reference Number, Date of the Report and Period covered, shall be reported on the form of ATTACHMENT F:

    (a) identification of Your Product for which royalties are being paid, including a type number or other description that uniquely describes the product (Column A);

    (b) the amount of Your Product Revenue received by YOU (Column B);

    (c) identification of the Other Company paying royalties to IBM for the product upon which Your Product is based (Column C);

    (e) identification of the Other Company product that Your Product is based upon (Column D);

    (f) the payment paid to the  Other Company that is deductible under
        Section 6.2(a) (Column E); and

    (g) the net of Your Product Revenue upon which royalty is paid (Column E subtracted from Column B) and such amount shall also be entered into Column 2 of ATTACHMENT E, where it shall be marked with an asterisk ("*") for each of Your Product(s) for which the deduction allowed under 6.2(a) is being taken.

6.5 YOU may report all royalties in YOUR local currency. All payments by YOU shall be made in US dollars. All conversions to US dollars shall be at the exchange rate for bank transfers between such currencies as quoted by the head office of Citibank N.A., New York, USA, at the close of banking on the last day of such accounting period (or the first business day thereafter if such last day is a non-business day). These rates shall be stated with YOUR quarterly royalty report. These Citibank rates should be available, from YOUR local bank, YOUR local financial newspapers, or directly from Citibank at its United States office, which is currently reachable at (516) 377-2000. The Citibank URL is currently http:\www.Citibank.com.


6.6 YOU shall keep records in sufficient detail to permit the determination of royalties payable hereunder and at the request and expense of IBM will permit an independent auditor selected by IBM, or any other person acceptable to both IBM and YOU, to examine such records during ordinary business hours once in each calendar year to verify or determine royalties paid or payable under this Agreement. Such examination shall include the right to examine and inspect any materials required to verify YOUR obligations under Sections 4.3 and 11.3. If no request for examination of such records for a particular accounting period has been made by IBM within three (3) years after the end of said period, the right to examine, and the obligation to keep, such records for said period shall terminate.

6.7 YOU shall be liable for interest on any overdue royalty commencing on the date such royalty becomes due, i.e., thirty (30) days after the end of the applicable accounting period, at an annual rate which is the greater of ten percent (10%) or one percentage point higher than the prime interest rate as quoted by the head office of Citibank N.A., New York, at the close of banking on such date, or on the first business day thereafter if such date falls on a non-business day. If such interest rate exceeds the maximum legal rate in the jurisdiction where a claim therefor is being asserted, the interest rate shall be reduced to such maximum legal rate.


6.8 YOU shall bear and pay all taxes (including, without limitation, sales and value added taxes but excluding income tax as specified below) imposed by the national government, including any political subdivision thereof, of any country in which YOU are doing business as the result of the existence of the Agreement or the exercise of rights hereunder. YOU shall not bear and pay any income tax imposed by such national government upon the payments made pursuant to this Sections 6 to the extent that such income tax is to be credited to taxes payable by IBM to its national government. You may deduct such income tax from said payments and You shall furnish IBM with a tax certificate for such income tax. YOU shall also bear and pay all other fees or charges, including, but not limited to, the fees charged by financial institutions, incurred by YOU or on YOUR behalf in association with your payment of royalty under this Agreement or as the result of the existence of this Agreement or the exercise of rights hereunder.

SECTION 7.   OPTION GRANTED

7.1 YOU grant to IBM the right to obtain a patent license under Your Patents to make, use, import, offer to sell or lease, sell, lease or otherwise distribute any IHS Product. Said license shall be under terms and conditions no less favorable than those granted to YOU herein or any amendment hereto and shall include royalty rates no less favorable than one percent per patent (up to the maximum set by Rate Code A in Attachment D) of the actual selling price of IBM products to unaffiliated customers, and the greater of actual selling price or fair market value in sales to affiliated customers. For the purposes of this Section 7.1, each one of Your Patents, and its corresponding patents in other countries, shall be deemed to be one of Your Patents.


SECTION 8.   COMMUNICATIONS


8.1 Upon execution of this Agreement IBM shall assign a License Reference Number. This number shall be included in any report, payment or other communication YOU make to IBM concerning this Agreement.


8.2 Payment shall be made by electronic funds transfer and shall include in the payment details YOUR License Reference Number. Any notice or other communication required or permitted to be made or given to either party hereto pursuant to this Agreement shall be sent to such party by facsimile or registered airmail, postage prepaid, addressed to it at its address set forth in 8.2(b) below, or to such other address as it shall designate by written notice given to the other party. Payment shall be deemed to be made on the date of electronic funds transfer. Notices or other communications shall be deemed to have been given or provided on the date of sending. The addresses are as follows:

    (a)  For electronic funds transfers of payments:

             IBM, Director of Licensing
             The Bank of New York
             48 Wall Street
             New York, New York 10286
             United States of America
             Credit Account No. 890-0209-674
             ABA No. 0210-0001-8

    (b)  Mailing addresses and facsimile numbers:

         For IBM:
                 Director of Licensing
                 Intellectual Property & Licensing
                 IBM Corporation
                 North Castle Drive, MD - NC123
                 Armonk, NY 10504 - 1785
                 United States of America
                 Facsimile #: 914-765-4419
                 E-mail: sfrantia@us.ibm.com


NOTE: PLEASE REFER TO THE INSTRUCTIONS FOR THE CORRECT ADDRESS TO WHICH THIS AGREEMENT SHOULD BE SENT TO COMPLETE ITS EXECUTION.

For YOU:

             David Myers
---------------------------------------
   (Please print name of contact)


Sr. Director of e-business Operations
---------------------------------------
  (Please print title of contact)


          David M. Myers
---------------------------------------
(Please print your full business name)


         6450 Via Real
---------------------------------------
   (Please print address)


    Carpinteria, CA 93013
---------------------------------------
   (Please print address)



---------------------------------------
   (Please print address)


Telephone #: 609-841-3901
           ----------------------------
 Cell            (Please print)

Facsimile #: 805-684-0694
           ----------------------------
                 (Please print)

E-mail:  dmm@qad.com
      ---------------------------------
                 (Please print)


8.3   Your Technical Coordinator is as follows:


Name: Karen Longshore
     ----------------------------------
           (Please print)

Title: Director of Development
     ----------------------------------
           (Please print)

Address:  6450 Via Real
     ----------------------------------
          (Please print)


        Carpinteria, CA 93013
---------------------------------------
           (Please print)


---------------------------------------
           (Please print)


---------------------------------------
           (Please print)


Telephone #: 805-566-6820 or 650-525-2131
           ------------------------------
           (Please print)

Facsimile #: 805-684-0694
           -----------------------------
           (Please print)

E-mail:   KLL@qad.com
          ------------------------------
          (Please print)


YOU will promptly advise IBM in writing of any change in Technical Coordinator or addresses.


SECTION 9.   TERM AND TERMINATION

9.1 This Agreement shall be from the Effective Date until twenty (20) years after such date, unless earlier terminated under the provisions of the Agreement. Termination or expiration of this Agreement does not affect previously granted paid-up rights and licenses to Customers authorized by this Agreement, including without limitation licenses granted in the last quarterly accounting period of a calendar year for which royalties are paid in accordance with Section 6 even if such payment occurs after expiration of this Agreement. Termination of this license shall also terminate previously granted rights of Customers authorized by this Agreement who have licensed Your Product under periodic license payments. YOU shall promptly notify such Customers of the termination of such previously granted rights.

9.2 In the event that YOU materially breach this Agreement, IBM shall give written notice of the breach and, if such breach is not cured within ninety (90) days of said notice, IBM shall have the right to terminate this Agreement by giving fifteen (15) days written notice.

9.3 YOU shall have the right to terminate this Agreement without cause at any time by giving written notice; provided, however, that such termination shall be subject to YOUR payment obligations under Section 6 (which shall become immediately due and payable) and to the provisions of Section 13.14.

9.4 Upon termination or expiration of this Agreement, YOU shall provide IBM with proof of the destruction of all existing packages, cartons, containers, point of sale displays, advertising, labels, stencils, cut-outs, forms and the like which bear the Trademark or are or can be used in the application or reproduction of the Trademark, and shall provide IBM with proof of the obliteration or removal of the Trademark from all products. For the purposes of this Section 9.4, a written statement fully describing such destructions and obliterations, certified by YOU, one of YOUR officers or another individual authorized to legally bind YOU, shall constitute acceptable proof to IBM.

9.5 IBM hereby agrees to make available a new license to YOU for the Version of the SanFrancisco Product that is being licensed by IBM as of the date of termination of this Agreement, under IBM's then current terms and conditions, PROVIDED THAT:
(a) IBM shall have no obligation to make available such new license if IBM is not then offering such licenses to others;
(b) all outstanding intellectual property claims between IBM and YOU have been resolved to IBM's satisfaction as of the date of termination of this Agreement; and
(c) all outstanding claims between IBM and YOU under this Agreement have been resolved to IBM's satisfaction as of the date of termination of this Agreement.

9.6 In the event IBM ceases all marketing, licensing and support of all Versions of the SanFrancisco Product and does not establish or otherwise provide for a successor to provide support, then this Agreement shall be amended:
(a) to extend its term to the life of the copyright of the Version of SanFranciso Product last provided to you under this Agreement, except that any licenses granted in such amended agreement shall be only to intellectual property, including, patents, trademark, copyright and Know-How covered under this Agreement and existing at the effective date of such amendment;
(b) to delete sections 2.1, 5.2, 5.6, 9.5, 9.7, 10.1, 10.4 and 13.6; and
(c) to the extent IBM has the right to do so, to provide access to YOU under license to the Source Code of those portions of the last Version of the SanFrancisco Product previously supplied to YOU only as Licensed Binary Code under this Agreement.

Notwithstanding the foregoing, IBM shall have no obligation to provide such amended agreement unless: (i) all outstanding intellectual property claims between IBM and YOU have been resolved to IBM's satisfaction as of the date IBM ceases support, marketing and licensing of all Versions of the SanFrancisco Product; and (ii) all outstanding claims between IBM and YOU under this Agreement have been resolved to IBM's satisfaction as of the date IBM ceases support, marketing and licensing of all Versions of the SanFrancisco Product.

9.7 On expiration of the Futures Period and upon receipt of YOUR written request, IBM hereby agrees, at it's sole discretion, either to amend this Agreement or enter into a new license agreement with YOU regarding the Version that is being licensed to third parties by IBM as of the date of expiration of the Futures Period, which will incorporate IBM's then current terms and conditions, PROVIDED THAT:
(a) IBM shall have no obligation to grant such extension if IBM is not then offering licenses to such Version to others under similar terms and conditions;
(b) all outstanding intellectual property claims between IBM and YOU have been resolved to IBM's satisfaction as of the date of expiration of the Futures Period; and
(c) all outstanding claims between IBM and YOU under this Agreement have been resolved to IBM's satisfaction as of the date of expiration of the Futures Period.

SECTION 10. INDEMNIFICATION
10.1 If a third party claims that the Base or CBP in Binary Code form that IBM provides to YOU infringes that party's copyright, IBM will, subject to the limitations of Section 13.4, defend YOU against that claim at IBM's expense and pay all costs, damages, and attorney's fees that a court finally awards, provided that YOU:
(a) notify IBM in writing of any such claim within ten (10) business days of YOUR receipt of such claim; and
(b) allow IBM to control, and cooperate with IBM in, the defense and any related settlement discussions.

10.2 If a third party claim that the Base or CBP in Binary Code form that IBM provides to YOU infringe that party's copyright is made or appears likely to be made, YOU agree to permit IBM to obtain the right for YOU to continue to use the Base or CBP, or to modify it, or replace it with non-infringing Base or CBP that is at least functionally equivalent. If IBM determines that none of these alternatives is reasonably available, YOU agree to return the Licensed Materials to IBM upon IBM's written request. Sections 10.1 and 10.2 state IBM's entire obligation to YOU regarding any claim of infringement.

10.3 IBM has no obligation regarding any claim based on any of the following:
(a) anything YOU provide which is incorporated into the Licensed Materials or into which the Base or CBP is incorporated;
(b) YOUR modification of the Licensed Code, or the use thereof in other than its specified operating environment;
(c) the combination, operation, or use of Licensed Code with other products.

10.4 Subject to the limitations of Section 13.4, IBM shall settle or defend all claims made by third parties against YOU and shall thereby indemnify and hold YOU, YOUR officers, agents and employees, harmless from any and all claims made against YOU for infringement or unfair competition arising from YOUR use of the Trademarks in accordance with the terms of this Agreement. Following notice of an infringement claim or at any time IBM deems appropriate, IBM may provide to YOU a substitute trademark for use under the terms and conditions of this Agreement.
(a) Notwithstanding the above, IBM shall not be liable for any lost revenue, profits, business opportunities or consequential, incidental or punitive damages, even if advised of the possibility of such damages.
(b) To qualify for such indemnification, YOU must notify IBM of any such claim in writing within ten (10) business days of YOUR receipt of such claim, and allow IBM to control and fully cooperate with IBM in the defense of and all settlement negotiations related to such claim.

10.5 Except for claims that are solely caused by IBM, YOU shall indemnify IBM, its officers, agents and employees from and against any and all claims, damages, liabilities (including settlements entered into in good faith), suits, actions, judgments, penalties and taxes, civil and criminal, and all costs and expenses (including without limitation reasonable attorneys' fees) incurred in connection therewith, arising out of:
(a) any act, omission, neglect or default of YOU or YOUR agents on or in connection with the manufacture, sale, distribution, promotion, or marketing of Your Product;
(b) any defect (whether obvious or hidden) in Your Product manufactured, sold or licensed by YOU, except if such defect is contained wholly within Licensed Binary Code provided by IBM to YOU;
(c) personal injury or any infringement of any rights (including copyrights) of any person by the manufacture, sale, distribution, possession or use of Your Product; or
(d) YOUR failure to comply with applicable laws with respect to the manufacture, sale, distribution, possession or use of Your Product.

To qualify for such indemnification IBM must notify YOU in writing of any such claim within ten (10) business days of IBM's receipt of such claim, and allow YOU to control and fully cooperate with YOU in the defense of and all settlement negotiations related to such claim.

SECTION 11. TRADEMARK LICENSE
11.1 To the extent it has the right to do so, IBM grants to YOU a worldwide, non-exclusive, non-transferable, right and license to use the Trademarks on Your Product in accordance with the terms of this Agreement. YOU shall have no right and/or license to use the Trademarks on goods other than Your Product, including, by way of example, and not limitation, promotional goods, such as clothing, sports gear, computer accessories, office supplies, and jewelry. Upon reasonable written notice, IBM shall have the right to modify ATTACHMENT B so as to add or delete certain Trademarks licensed under this Section 11.1. YOU agree to adopt any such modification made to ATTACHMENT B within a reasonable time. YOU shall have the right to deplete any existing inventories bearing any trademarks which may deleted from ATTACHMENT B.

11.2 The license granted to YOU in Section 11.1 includes the right to sublicense the Trademarks to YOUR Subsidiaries, provided that each sublicensed Subsidiary shall be bound by the terms and conditions of this Agreement as if it were named herein in YOUR place. YOU agree that any breach of the terms and conditions of this Agreement by a sublicensee shall also be considered a breach by YOU.

11.3 YOU agree to display and use the Trademarks solely in the form, manner and style required in the Trademark Usage Guidelines which may be modified from time to time, upon reasonable written notice, by IBM.

11.4 YOU agree to use the Trademarks only on Your Products, and sales literature, advertising, presentation materials, press materials, and exhibits for Your Products.

11.5 All ownership rights in the Trademarks belong exclusively to IBM. YOU have no ownership rights in the Trademarks and shall acquire no ownership rights in the Trademarks as a result of YOUR performance (or breach) of this Agreement. All use of the Trademarks or variations thereon shall inure solely to the benefit of IBM. Upon termination of this Agreement all of YOUR rights to use the Trademarks shall terminate immediately except as otherwise provided herein.

11.6    YOU agree:
(a) not to take any action which will interfere with any of IBM's rights in and to the Trademarks;
(b) not to challenge IBM's right, title or interest in and to the Trademarks or the benefits therefrom;
(c) not to make any claim or take any action adverse to IBM's ownership of the Trademarks;
(d) not to register or apply for registrations, anywhere, for the Trademarks or any other mark which is similar to the Trademark or which incorporates the Trademarks; and
(e) not to use any mark, anywhere, which is confusingly similar to the Trademarks.

11.7 YOU agree that it is of fundamental importance that Your Product bearing the Trademarks be of the highest quality and integrity and that the Trademarks be properly used and displayed. YOU agree that the level of quality of Your Product manufactured, sold or licensed by YOU shall meet or exceed industry standards. However the accuracy and appropriateness of all claims made regarding Your Product in conjunction with one or more of the Trademarks is solely YOUR responsibility, even though IBM may have reviewed or had an opportunity to review such claims.

11.8 The parties agree that IBM may inspect Your Product distributed by YOU upon reasonable notice, and may purchase Your Product without notice to insure that the quality standards set forth in Section 11.7 and the Trademark Usage Guidelines are maintained and that the Trademarks are properly used.

11.9 Failure to meet the quality standards set forth in Section 11.7 and the Trademark Usage Guidelines shall be deemed to be a breach thereof which must be corrected to IBM's satisfaction within ninety (90) days of being put on notice. Until such breach is corrected YOU may not sell or distribute Your Products with the Trademarks.

11.10 YOU represent and warrant that Your Product meets the applicable SanFrancisco criteria and quality standards in accordance with section 11.7 and the Trademark Usage Guidelines.

11.11 YOU agree to notify IBM within ten (10) business days if YOU become aware of:
(a) any uses of, or any application or registration for, a trademark, service mark or trade name that conflicts with or is confusingly similar to the Trademarks;
(b) any acts of infringement or unfair competition involving the Trademarks;
    or
(c) any allegations or claims whether or not made in a lawsuit, that the use of the Trademarks by IBM or YOU infringe the trademark or service mark or other rights of any other entity.

11.12 IBM may, but shall not be required to, take whatever action it, in its sole discretion, deems necessary or desirable to protect the validity and strength of the Trademarks at IBM's sole expense. YOU agree to comply with all reasonable requests from IBM for assistance in connection with any action with respect to the Trademarks that IBM may choose to take.

11.13 YOU shall not institute or settle any claims or litigation affecting any rights in and to the Trademarks without IBM's prior written approval.

11.14 Trademark symbols and notices outside the U.S. must comply with the Trademark Usage Guidelines and with local laws and customs. For example, in some countries an asterisk is sometimes used instead of the -TM- with the same footnote, and in some countries a translated version of the US trademark attribution may be required. YOU are advised to check with YOUR legal department regarding such compliance with local laws and customs.

SECTION 12. REPRESENTATIONS AND WARRANTIES

12.1 IBM represents and warrants that it has the full right and power to grant the licenses granted in Sections 2 and 11, and that there are no outstanding agreements, assignments or encumbrances inconsistent with the provisions of said licenses or with any other provisions of this Agreement.

12.2 IBM represents and warrants that it is not aware of any claims of infringement of intellectual property that have been brought against it by third parties for infringement of such third party's intellectual property by the SanFrancisco Product.

12.3 YOU represent and warrant that other than in Your Product(s) no computer program product of YOURS contains, incorporates, invokes, calls, or otherwise causes execution of any version of the Licensed Code, or any portion thereof.

12.4 IBM warrants that when the SanFrancisco Product is used in the Specified Operating Environment, it will conform to the Specifications, PROVIDED that YOU provide a substantially similar warranty to YOUR Customers of Your Product.

The warranty period for a Release of the SanFrancisco Product licensed under this Agreement commences on the day YOU receive such Release and continues for a period of one hundred and eighty (180) days after public availability of a subsequent Release or new Version. In no event, however, shall such warranty continue after the termination or expiration of this Agreement.

THESE WARRANTIES ARE YOUR EXCLUSIVE WARRANTIES AND REPLACE ALL OTHER WARRANTIES OR CONDITIONS, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY FOR A PARTICULAR PURPOSE. IBM'S INDEMNIFICATION OBLIGATIONS AND LIMITATION OF LIABILITY SHALL BE AS SET FORTH IN SECTION 10 AND 13.4 AND IBM SHALL HAVE NO OTHER LIABILITY IN RESPECT OF ANY INFRINGEMENT OF PATENTS OR OTHER RIGHTS OF THIRD PARTIES DUE TO YOUR OPERATION UNDER THE LICENSES GRANTED HEREIN.

SECTION 13. MISCELLANEOUS

13.1 IBM shall not assign or grant any right under any of its intellectual property that is licensed to YOU pursuant to Section 2, unless such assignment or grant is made subject to the terms and conditions of this Agreement. You shall not assign this Agreement or any of its rights, licenses or privileges hereunder, or delegate or subcontract YOUR obligations, except to a purchaser of all, or substantially all, of YOUR assets, provided that, any such assignment, delegation or subcontracting shall be with IBM's written consent, which consent shall not be unreasonably withheld and all outstanding intellectual property claims between IBM and such purchaser, and all outstanding issues between YOU and IBM under this Agreement, if any, shall have been resolved to the satisfaction of IBM as of the date of such purchase of YOUR assets. Any assignment in derogation of the foregoing shall be null and void.

13.2 Except as specifically permitted in Section 11.1, nothing contained in this Agreement shall be construed as conferring any right to use in advertising, publicity or other promotional activities any name, trade name, trademark or other designation of either party hereto (including any contraction, abbreviation or simulation of any of the foregoing).

13.3 With the exception of any reduction in the value of the Licensed Materials resulting from YOUR material breach of YOUR obligations, neither party shall be entitled to indirect, incidental, consequential, special or punitive damages, including lost profits based on any breach or default of the other party and including those arising from infringement or alleged infringement of any patent, trademark, copyright, mask work or any other intellectual property right.

13.4 IBM's entire liability and YOUR exclusive remedy for actual damages from any cause whatsoever relating to this Agreement shall be limited to the greater of two hundred fifty thousand ($250,000.00) dollars or the royalty payment made by YOU under this Agreement in the immediately preceding annual year. The limitation will apply, except as otherwise stated in this section, regardless of the form of action, whether in contract or in tort, including negligence. The limitation will not apply to claims by YOU for bodily injury or damage to real property or tangible personal property for which IBM is legally liable.

13.5 IBM shall have no obligation hereunder to institute any action or suit against third parties for any cause.

13.6 YOU recognize that URLs change from time to time. In the event that YOU are unable to gain access to any URL recited in this Agreement, please contact your IBM marketing representative to obtain any updates or other changes to the URL.

13.7 This Agreement will not be binding upon the parties until it has been signed hereinbelow by or on behalf of each party, in which event it shall be effective as of the Effective Date. No amendment or modification hereof shall be valid or binding upon the parties unless made in writing and signed on behalf of each of the parties.

13.8 Each party shall, at its own expense, comply with any governmental law, statute, ordinance, administrative order, rule or regulation relating to its duties, obligations and performance under this Agreement and shall procure all licenses and pay all fees and other charges required thereby. Each party agrees to comply with all applicable federal, state and local laws, regulations and ordinances, including the Regulations of the U.S. Department of Commerce and/or the U.S. State Department. YOU hereby give written assurance that, unless authorized by appropriate U.S. Government license or regulations, neither software nor technical data provided by IBM under this Agreement, nor the direct product thereof, shall be exported, directly or indirectly, to prohibited countries or nationals thereof. YOU agree that YOU are responsible for obtaining required government documents and approvals prior to export of any commodity, machine, software or technical data. As a part of the technical assistance provided under Section 5.2, IBM agrees to cooperate and provide reasonable information concerning the Licensed Materials to YOU in order for YOU to obtain export approval for Your Product.

13.9 Licensed Technology and Your Product are subject to specific U.S. export restrictions and may not be marketed or distributed directly or indirectly for military or nuclear users in the countries of Russia, Armenia, Azerbeijan, Belarus, Georgia, Kazakhstan, Kyrgystan, Moldova, Tajikistan, Turmenistan, Ukraine, and Uzbekhistan, without prior notification to IBM and receipt of U.S. Government export approval.

13.10 If any section of this Agreement is found by competent authority to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such section in every other respect and the remainder of this Agreement shall continue in effect so long as the Agreement still expresses the intent of the parties. If the intent of the parties cannot be preserved, this Agreement shall be either renegotiated or terminated.

13.11 This Agreement shall be construed, and the legal relations between the parties hereto shall be determined, in accordance with the law of the State of New York as such law applies to contracts signed and fully performed in such State. Both parties agree that any action brought concerning this Agreement shall be brought in a court of competent jurisdiction in the State of New York. Both parties agree to waive their right to a trial by jury in any dispute arising out of this Agreement. The prevailing party in any legal action hereunder shall be entitled to reimbursement by the other party of its expenses including, without limitation, reasonable attorneys' fees.

13.12 Each party is an independent contractor. Neither party is, nor will claim to be, a legal representative, partner, franchisee, agent or employee of the other. Neither party will assume or create obligations for the other. Each party is responsible for the direction and compensation of its employees.

13.13 Neither party relies on any promises, inducements, or representations made by the other or expectations of more business dealings. This Agreement accurately states our business agreement.

13.14 The headings of the sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

13.15 Any terms of this Agreement which by their nature extend beyond its expiration or termination, including but not limited to the terms of Sections 3 and 6 shall remain in effect until fulfilled and shall bind the parties and their legal representatives, successors, heirs and assigns.

13.16 You understand that the CD-ROM may include third party code in separate library or libraries. Such third party code is provided solely for your convenience, is not Licensed Material, is not covered by this agreement, and is subject to a separate license provided in the separate library.



THIS AGREEMENT AND ANY ATTACHMENTS THERETO EMBODY THE ENTIRE UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MERGE ALL PRIOR DISCUSSIONS BETWEEN THEM.


                 QAD Inc.
---------------------------------------------
(Please print full name of YOUR organization)

By /s/ David M. Myers
---------------------------------------------
(Authorized signature)

Name: David M. Myers
      ---------------------------------------
      (Please print)

Title: Senior Director e-Business Operations
       --------------------------------------
       (Please print)

Date: November 19, 1999
      ---------------------------------------
      (Please print)



INTERNATIONAL BUSINESS MACHINES CORPORATION

By /s/ Joseph A. Damassa
   ------------------------------------------
      Authorized signature
      Joseph A. Damassa
      Vice President

Date: November 30, 1999
      ---------------------------------------

                                 ATTACHMENT A

                    PRODUCT NOS. COVERED BY THIS AGREEMENT

Product No. 5648-SF1 -  IBM SanFrancisco Base
Product No. 5648-GL1 -  IBM SanFrancisco General Ledger
Product No. 5648-WM1 -  IBM SanFrancisco Warehouse Management
Product No. 5648-OM1 -  IBM SanFrancisco Order Management
Product No. 5648-RP1 -  IBM SanFrancisco Accounts Receivable/Accounts Payable

The product numbers covered by this Agreement shall also be listed in the file named LICENSE.TXT which is located in the root directory of the CD-ROM and in the ...com/ibm/sl/doc/ relative directory that results from the installation of the SanFrancisco Product on YOUR computer where " ..." is the prefix directory determined at install time by user specification of directory preference and/or specific platform requirements under Section B, entitled "SanFrancisco Product Numbers and Names." The contents of these lists and subdirectories may be updated by IBM from time to time.

                                 ATTACHMENT B

                                  TRADEMARKS


      IBM SanFrancisco
                                          "Suspension
                                          bridge design":

                                          Multicolor logo

                                                                  [LOGO]

                                 ATTACHMENT C

                          TRADEMARK USAGE GUIDELINES

1.0     THE GUIDELINES AND TRADEMARKS

1.1 The Trademark Usage Guidelines of this Attachment C ("Guidelines") set forth the proper treatment and use of the Trademarks licensed under the SanFrancisco Technology License Agreement ("Agreement") to which these Guidelines are appended and incorporated by reference. This Attachment includes and incorporates by reference the "IBM SanFrancisco Technology Licensee Guidelines", the current copy, dated 7-98, of which was provided to you with this Agreement and which IBM may modify from time to time upon reasonable notice. The word "should" as used in the "IBM SanFrancisco Technology Licensee Guidelines" indicates required usage, and is to be interpreted as if it were replaced with the word "must".

1.2 Compliance with these Guidelines is the sole responsibility of YOU, YOUR Subsidiaries and/or YOUR Distributors. In the event of a conflict between the provisions of the Agreement and these Guidelines, the Agreement shall control.

1.3 "IBM SanFrancisco" - The Trademark "IBM SanFrancisco" consists of two portions: "IBM" which is a registered trademark; and "SanFrancisco" which, as of the date of this Agreement, is not registered. IBM will notify you should it be granted a registration of the trademark "SanFrancisco" in the U.S. or a foreign trademark office.

1.4 "IBM SanFrancisco Graphic Identifier" - The "IBM SanFrancisco Graphic Identifier" consists of the Suspension Bridge Design and the words "IBM SanFrancisco Technology Licensee" as shown in the Guidelines.

1.5 YOU may secure additional copies of the "IBM SanFrancisco Technology Licensee Guidelines" by E-mail request for "the IBM SanFrancisco Identity Guidelines" to apaquet@harte-hanks.com or to jcullender@harte-hanks.com or by telephone call to (512) 434-1294 or (512) 434-1683.

YOU recognize that contact information and fulfillment processes to secure additional copies of the "IBM SanFrancisco Technology Licensee Guidelines" may change from time to time. In the event that YOU are unable to secure additional copies via the numbers and addresses recited in this section, please contact your IBM marketing representative to obtain any updates or other changes.

2.0     USE OF THE TRADEMARKS

2.1 YOU will always use the Trademarks only as set forth in these Guidelines. Under no circumstances are YOU permitted by the Agreement or these Guidelines to use the trademark "IBM" in a design or logotype form or as a trademark separate and apart from the words "SanFrancisco," or to use the Suspension Bridge Design in a design or logotype form or as a trademark separate and apart from the IBM SanFrancisco Graphic Identifier.

2.2 The Trademarks must not be used in a manner which may cause confusion as to the source or origin of products or services being offered. As such, the Trademarks must not be:

    -   displayed in a striking and solitary manner;

    - made more prominent than the remainder of the text in which it is used by another;

    - as prominent or more prominent than the YOUR trademark or company name; or

    - used as part of the name or other identifier of a business, product, or service not originating not based upon or developed using the SanFrancisco product.

                                   ATTACHMENT D

                                   ROYALTY RATES


--------------------------------------------------------------------------------------------------------------
YOUR PRODUCT REVENUE STEPS (IN       ROYALTY RATE FOR YOUR PRODUCT          ROYALTY RATE FOR YOUR PRODUCT
U.S. DOLLARS)                        THAT USES BASE AND/OR PROVIDES         THAT USES BOTH CBP AND BASE OR
                                     MAINTENANCE SERVICES                   CBP ALONE

                                             (RATE CODE A)                         (RATE CODE B)

--------------------------------------------------------------------------------------------------------------
Step 1: [*]                          [*]                                    [*]
--------------------------------------------------------------------------------------------------------------
Step 2: [*]                          [*]                                    [*]
--------------------------------------------------------------------------------------------------------------
Step 3: [*]                          [*]                                    [*]
--------------------------------------------------------------------------------------------------------------
Step 4: [*]                          [*]                                    [*]
--------------------------------------------------------------------------------------------------------------
Step 5: [*]                          [*]                                    [*]
--------------------------------------------------------------------------------------------------------------






IBM CONFIDENTIAL

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   ATTACHMENT E

                    SANFRANCISCO PRODUCT STATEMENT OF ROYALTY


Licensee Name:_________________________       Date of Report:__________________
License Reference Number:______________            Period Covered:_____________

----------------------------------------------------------------------------------------------------------------------------------
YOUR PRODUCT              NET YOUR        NUMBER OF      NUMBER OF       UNIT         RATE CODE       ROYALTY        AMOUNT OF
DESCRIPTION/TYPE          PRODUCT         COPIES         NO CHARGE       SELLING      (A OR B)        RATE (%)       ROYALTY DUE
NUMBER                    REVENUE                        COPIES          PRICE

(Column 1)                (Column 2)      (Column 3)     (Column 4)      (Column 5)   (Column 6)      (Column 7)     (Column 2 x 7)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Fee due under Section 5.6    NA              NA               NA              NA          NA              NA
----------------------------------------------------------------------------------------------------------------------------------
                          Total:                                                                                     TOTAL DUE:

                          --------------
                          YTD Total:

                          --------------                                                                             ------------
----------------------------------------------------------------------------------------------------------------------------------

* FROM ATTACHMENT F

                             ATTACHMENT F

SANFRANCISCO PRODUCT WORKSHEET FOR NET LICENSED PRODUCT REVENUE UNDER
                            SECTION 6.2(a)


Licensee Name:_________________________       Date of Report:__________________
License Reference Number:______________            Period Covered:_____________

----------------------------------------------------------------------------------------------------------------------------------
YOUR PRODUCT              GROSS YOUR           OTHER COMPANY         LICENSED OTHER        PAYMENT MADE TO     NET YOUR PRODUCT
                          PRODUCT REVENUE                            COMPANY PRODUCT       OTHER COMPANY       REVENUE
                                                                     INCORPORATED IN       DEDUCTIBLE UNDER
                                                                     YOUR PRODUCT          SECTION 6.2(a)

(Column A)                (Column B)           (Column C)            (Column D)            (Column E)          (Column B-E)
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------